                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported):  May 30, 2001

                            McLEODUSA INCORPORATED
            (Exact name of registrant as specified in its charter)


          Delaware                    0-20763                   42-1407240
      (State or Other               (Commission               (IRS Employer
Jurisdiction of Incorporation)      File Number)          Identification Number)

              McLeodUSA Technology Park
              6400 C Street S.W., P.O. Box 3177
              Cedar Rapids, IA                   52406-3177
              (Address of Principal              (Zip Code)
              Executive Offices)

      Registrant's telephone number, including area code: (319) 790-7800

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

     McLeodUSA today announced an approximate 5 percent reduction in its 11,500 employee work force. The affected employees will be notified beginning today. The Company expects to record a one-time charge of $6 to $8 million in the second quarter which will be more than offset by one-time gains during the same quarter.

Item 9. Regulation FD Disclosure

     McLeodUSA today also made available a press release dated May 30, 2001 which reaffirms revenue and EBITDA guidance, confirms core construction plan is on track and highlights cash management initiatives. This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        Description.
        ------------

        (c)  Exhibits.

             99.1 May 30, 2001 Press Release re McLeodUSA reaffirms revenue and EBITDA guidance, confirms core construction plan is on track and highlights cash management initiatives.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 30, 2001                McLEODUSA INCORPORATED


                                   By:  /s/ Randall Rings
                                       -------------------------------
                                       Randall Rings
                                       Group Vice President, Secretary and
                                       Chief Legal Officer

                                 EXHIBIT INDEX

99.1 May 30, 2001 Press Release re McLeodUSA reaffirms revenue and EBITDA guidance, confirms core construction plan is on track and highlights cash management initiatives.

                                       4